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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 20, 2006


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                         11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                                    10153
(Address of principal executive offices)                              (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

Annual Bonus Opportunities for Fiscal 2007
------------------------------------------

            On September 20, 2006, the Compensation Committee of the Board of Directors of The Estee Lauder Companies Inc. (the "Company") granted bonus opportunities for the year ending June 30, 2007 ("fiscal 2007") under the Company's Executive Annual Incentive Plan to the Company's executive officers. For the executive officers who will be named in the 2006 proxy statement, aggregate target bonus opportunities were granted in the following amounts:

                                                     Fiscal 2007 Aggregate
Named Executive Officer (title)                    Target Bonus Opportunities
--------------------------------------------------------------------------------

Leonard A. Lauder (Chairman of the Board)                     $1,800,000
William P. Lauder (President and Chief Executive              $2,000,000
Officer)
Daniel J. Brestle (Chief Operating Officer)                   $2,000,000
Patrick Bousquet-Chavanne (Group President)                   $2,000,000
Philip Shearer (Group President)                              $2,000,000

            The opportunities for bonuses for Leonard A. Lauder, William P. Lauder and Daniel J. Brestle are based on the levels of achievement of net sales and earnings per share targets by the Company in fiscal 2007. Messrs. W. Lauder and Brestle also have opportunities based on levels of achievement of working capital relating to inventory targets for the Company in fiscal 2007. The opportunities for Patrick Bousquet-Chavanne and Philip Shearer are based on the levels of achievement of the earnings per share and net sales target for the Company in fiscal 2007 and levels of achievement of full-year goals for their respective groups at the start of fiscal 2007, including net sales for the group, operating margin, working capital relating to inventory and planning accuracy. Each opportunity has a threshold that must be reached before any payout is made. Certain opportunities provide for payout in excess of the target amount for performance that exceeds the target goal. Payouts to Mr. L. Lauder are limited to 100% of the target opportunities. Measurement of performance is subject to certain automatic adjustments, such as changes in accounting principles, the impact of discontinued operations and non-recurring income/expenses.

Equity-Based Compensation
-------------------------

            On September 20, 2006, the Stock Plan Subcommittee of the Compensation Committee of the Company's Board of Directors granted options with respect to an aggregate of 650,000 shares of Class A Common Stock, performance share unit awards with aggregate target payouts of 119,038 shares and restricted stock units with respect to an aggregate of 119,038 shares to certain executive officers of the Company pursuant to The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (the "Fiscal 2002 Plan"). The Subcommittee also granted stock options with respect to an aggregate of 967,914 shares of Class A Common Stock and/or restricted stock units with respect to an


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aggregate of 474,405 shares of Class A Common Stock to certain other officers and employees of the Company and its subsidiaries.

Options
-------

            Option grants were made to the following executive officers, who will be listed in the Summary Compensation Table in the Company's 2006 proxy statement:

                                             Shares of Class A Common
Named Executive Officer                      Stock Underlying Options
-----------------------                      ------------------------

William P. Lauder                                      150,000
Daniel J. Brestle                                      100,000
Patrick Bousquet-Chavanne                               50,000
Philip Shearer                                          50,000

Each option has an exercise price equal to $39.56 per share. The options are generally exercisable in three substantially equal annual tranches beginning on January 1, 2008. Options become exercisable earlier upon death, disability or retirement of the optionee or a change in control of the Company. All options expire on September 20, 2016, subject to earlier termination or forfeiture and the expiration of the one year period after death in the case of death after September 20, 2015. Earlier termination or forfeiture can occur if the employee resigns other than by reason of retirement or is terminated. Post-termination exercises are subject to non-competition and good conduct requirements. Options granted to persons other than the named executive officers also have an exercise price of $39.56 per share and similar terms and conditions. There are exceptions to the general terms and conditions for options granted to employees of our subsidiaries in certain countries, but none provide for an exercise price less than $39.56 per share. Aerin Lauder, Senior Vice President, Global Creative Directions for Estee Lauder and a Director of the Company, received an option grant in respect to 1,250 shares of Class A Common Stock. The exercise price of her options and the terms and conditions are the same as those for the executive officers. A copy of the Form of Stock Option Agreement providing additional information regarding the terms of each option is incorporated by reference to Exhibit No. 10.3 to this Form 8-K.

Performance Share Unit Awards
-----------------------------

            Performance Share Unit Awards were granted to the following executive officers who will be listed in the Summary Compensation Table in the Company's 2006 proxy statement:

                                             Shares of Class A Common
                                             Stock Underlying Target
Named Executive Officer                      Performance Share Awards
-----------------------                      ------------------------

William P. Lauder                                    27,471
Daniel J. Brestle                                    18,314
Patrick Bousquet-Chavanne                            9,157
Philip Shearer                                       9,157


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            Payout of the target amounts, which will be made in shares of Class
A Common Stock, is generally subject to the achievement by the Company of its net sales and net earnings per share goals for the three years ending June 30, 2009. Under ordinary circumstances, payouts will be made pursuant to an opportunity unless the threshold for such opportunity is achieved and additional shares shall be paid out if performance exceeds the targeted performance goals. Except as provided below, full payout to any executive is subject to his continued employment through June 30, 2009 (the "Award Period") or formal retirement under the Company's pension plan during the Award Period. Pro rata payouts will be made to the executive or his estate if he dies or becomes permanently disabled during the Award Period or if he is terminated without cause in the second or third year of the Award Period. Performance Share Units are forfeited upon voluntary resignation (which does not qualify as retirement), termination for cause and termination by the Company without cause in the first year of the Award Period. Full payouts based on target award amounts will be made in the case of a change in control of the Company. Upon payout, shares will be withheld to cover minimum statutory tax obligations. Performance Share Units are accompanied by dividend equivalent rights that will be payable in cash at the time of payout of the related shares.

            Performance Share Unit Awards are Stock Units and Performance-Based Awards under the Fiscal 2002 Plan. Measurement of performance is subject to certain automatic adjustments, such as changes in accounting principles, the impact of discontinued operations and non-recurring income/expenses.

            The form of Performance Share Unit Award Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Restricted Stock Units
----------------------

            Restricted Stock Units were granted to the following executive officers who will be listed in the Summary Compensation Table in the Company's 2006 proxy statement:

                                             Shares of Class A Common
                                             Stock Underlying Target
Named Executive Officer                      Restricted Stock Units
-----------------------                      ----------------------

William P. Lauder                                    27,471
Daniel J. Brestle                                    18,314
Patrick Bousquet-Chavanne                            9,157
Philip Shearer                                       9,157

            Restricted Stock Units vest ratably in thirds on October 31, 2007 and 2008 and November 2, 2009 (or the first day thereafter that shares may be traded under the Company's policy). Upon death, disability or involuntary termination without cause, shares will vest pro rata for full months employed during the vesting period. Payout upon death will be as soon as practicable thereafter. Payout upon termination without cause shall be on the first vesting day after termination that shares may be sold under the Company's policy. Payout upon disability will be in accordance with the annual vesting schedule. Upon retirement, unvested shares will vest and be paid out on the first day after


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retirement that such shares may be sold under the Company's policy. Payout of
Restricted Stock Units after termination of employment without cause or due to retirement shall be subject to non-competition and good conduct requirements. Restricted Stock Units will vest upon, and be paid out as soon as practicable after, a change in control of the Company. Unvested Restricted Stock Units will be forfeited upon termination for cause and upon voluntary resignation that does not qualify as retirement. Upon payout, shares will be withheld to cover minimum statutory tax obligations. Restricted Stock Units are accompanied by dividend equivalent rights that will be payable in cash at the time of payout of the related shares.

            The form of Restricted Stock Unit Agreement for executive officers is attached hereto as Exhibit 10.5 and incorporated herein by reference. The restricted stock units granted to other employees have similar terms and conditions, but there are exceptions, including shorter vesting periods for grants to certain levels of employees, vesting in accordance with the original vesting schedule upon retirement and no dividend equivalents.

           Aerin Lauder received a restricted stock unit grant in respect of 417 shares of Class A Common Stock. The restricted stock units granted to Ms. Lauder have similar terms and conditions as those granted to executive officers, except there are no dividend equivalent rights. The form of her Restricted Stock Unit Agreement is attached as exhibit 10.6 hereto and is incorporated herein by reference.

Stock Ownership Guidelines
--------------------------

                  The Compensation Committee implemented stock ownership guidelines for executive officers of the Company. The guidelines generally provide that executive officers own directly or indirectly (excluding shares underlying unexercised stock options granted by the Company), shares of Class A Common Stock equal to: 2.5 times annual base salary for the Chief Executive Officer, 2 times annual base salary for the Chief Operating Officer, 1.5 times annual base salary for Group Presidents and 1 times annual base salary for all other executive officers. Current executive officers have until September 2011 to achieve the ownership levels. Lauder family members who are executive officers already own more shares than are required by the guidelines.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

10.1 The Estee Lauder Companies Inc. Executive Annual Incentive Plan (filed as Exhibit 10.7 to our Annual Report on Form 10-K for the year ended June 30, 2005) (SEC File No. 1-14064).*
10.2 The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (filed as Exhibit 10.1 to our Current Report on Form 8-K dated November 10, 2005 )(SEC File No. 1-14064).*
10.3        Form of Stock Option Agreement under The Estee Lauder Companies Inc.
            Amended and Restated Fiscal 2002 Share Incentive Plan (filed as
            Exhibit 10.1 to our Quarterly Report on Form 10-Q dated May 4, 2006) (SEC File No. 1-14064).*


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



10.4 Form of Performance Share Unit Award Agreement under The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).
10.5 Form of Restricted Stock Unit Agreement under The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Executive Officers (including Form of Notice of Grant).
10.6 Form of Restricted Stock Unit Agreement under The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Employees other than Executive Officers (including Form of Notice of Grant).

*  Incorporated by reference.















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



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      THE ESTEE LAUDER COMPANIES INC.



Date:  September 20, 2006         By:   /s/  Amy DiGeso
                                      ----------------------------------
                                      Amy DiGeso
                                      Executive Vice President - Global
                                       Human Resources
















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Exhibit Index

10.1 The Estee Lauder Companies Inc. Executive Annual Incentive Plan (filed as Exhibit 10.7 to our Annual Report on Form 10-K for the year ended June 30, 2005) (SEC File No. 1-14064).*
10.2 The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (filed as Exhibit 10.1 to our Current Report on Form 8-K dated November 10, 2005 )(SEC File No. 1-14064).*
10.3        Form of Stock Option Agreement under The Estee Lauder Companies Inc.
            Amended and Restated Fiscal 2002 Share Incentive Plan (filed as
            Exhibit 10.1 to our Quarterly Report on Form 10-Q dated May 4, 2006) (SEC File No. 1-14064).*
10.4 Form of Performance Share Unit Award Agreement under The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).
10.5 Form of Restricted Stock Unit Agreement under The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Executive Officers (including Form of Notice of Grant).
10.6 Form of Restricted Stock Unit Agreement under The Estee Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan for Employees other than Executive Officers (including Form of Notice of Grant).

*  Incorporated by reference.